UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) November 18,2005



                                    FirstFed Financial Corp.
                     (Exact name of registrant as specified in its charter)



        Delaware             1-9566                 95-4087449
        --------             ------                 ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




  401 Wilshire Boulevard, Santa Monica, California,      90401-1490
  ------------------------------------------------       ----------
  (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of October 31, 2005 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.1    Monthly Financial Data as of October 31, 2005 (Unconsolidated)

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FIRSTFED FINANCIAL CORP.



Dated: November 18, 2005                    By: /s/
                                                ----------------------
                                                Douglas J. Goddard
                                                Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                     Page

99.1    Monthly Financial Information as of October 31, 2005               4


                                                              EXHIBIT 99.1
                                                  First Federal Bank of California, fsb
                                      MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights

                                                              Unaudited
                                                         (Dollars in thousands)

                                As of, for         As of, for        As of, for      As of, for the 10   As of, for the 10
                                the month ended    the month ended   the month ended  months ended         months ended
                                October 31,       September 30,       October 31,       October 31,         October 31,
                                    2005              2005              2004              2005                 2004
                                    ----              ----              ----              ----                 ----

Cash and investment securities   $      262,338  $       256,924  $     309,447   $      262,338      $       309,447
Total assets                     $   10,020,985  $     9,850,978  $   6,714,227   $   10,020,985      $     6,714,227

LOANS:
Total mortgage-backed            $       78,034  $        79,460  $     103,560   $       78,034      $       103,560
securities
Total loans, net                 $    9,389,828  $     9,231,129  $   6,104,738   $    9,389,828      $     6,104,738

Loans originated/purchased:
  Single family loans            $      328,859  $       357,105  $     301,572   $    3,652,284      $     2,278,261
  Multi-family loans                     23,265           22,810         62,639          374,545              515,907
  Commercial real estate loans            5,162            1,600          9,801           44,401               42,032
  Other                                     443            1,310          5,787           34,013               64,906
                                    ------------    -------------   ------------     ------------        ------------
                                 $      357,729  $       382,825  $     379,799   $    4,105,243      $     2,901,106
                                    ============    =============   ============     ============        ============

Percentage of ARMs originated:             100%             100%           100%             100%                  99%

Loan repayments:
  Single family loans            $      142,040  $       171,125  $      83,891   $    1,175,409      $       774,516
  Multi-family and commercial
   real estate loans                     26,122           42,041         18,389          330,765              382,902
  Other                                   6,613            1,290          3,012           37,235               37,027
                                     ------------    -------------   ------------     ------------       ------------
                                 $      174,775  $       214,456  $     105,292        1,543,409            1,194,445
                                     ============    =============   ============     ============       =============

Loans sold                       $       12,114  $           --   $          --   $       12,114      $         3,297

Average rate on loans
   originated/purchased                   6.40%            6.26%          4.55%            5.72%                4.46%
Percentage of portfolio in
   adjustable rate loans                 95.99%           95.91%         89.96%           95.99%               89.96%
Non-performing assets
   to total assets                        0.04%            0.07%          0.03%            0.04%                0.03%

BORROWINGS:
Federal Home Loan Bank
   Advances                      $    3,716,600  $     3,654,900  $   2,584,500   $    3,716,600      $     2,584,500
Reverse
repurchase                       $    1,182,784  $     1,125,838  $     192,000   $    1,182,784      $       192,000
   agreements

DEPOSITS:
Retail deposits                  $    2,589,767  $     2,594,533   $  2,556,835   $    2,589,767      $     2,556,835
Wholesale deposits                    1,881,438        1,837,552        881,774        1,881,438              881,774
                                    ------------    -------------    ------------    ------------          ----------
                                 $    4,471,205  $     4,432,085   $  3,438,609   $    4,471,205      $     3,438,609
                                    ============    =============    ============    ============          ==========

Net increase (decrease)          $       39,120  $       151,645   $    165,275   $      686,310      $       881,184

AVERAGE INTEREST RATES:
Yield on loans                            5.74%            5.39%          4.54%            5.11%                4.69%
Yield on investments                      4.42%            4.01%          3.13%            3.93%                2.70%
Yield on earning assets                   5.71%            5.36%          4.47%            5.08%                4.60%
Cost of deposits                          2.85%            2.74%          1.52%            2.24%                1.34%
Cost of borrowings                        3.81%            3.63%          2.55%            3.18%                2.53%
Cost of money                             3.35%            3.20%          1.98%            2.73%                1.86%
Earnings spread                           2.36%            2.16%          2.49%            2.35%                2.74%
Effective net spread                      2.47%            2.28%          2.57%            2.45%                2.83%